UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

Carolina Trust BancShares, Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-55683	81-2019652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East Main Street, Lincolnton, North Carolina	28092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 735-1104

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company  ☐

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 2, 2017, Carolina Trust BancShares, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were four proposals submitted to shareholders at the Annual Meeting. In the case of Proposal 1, all of the nominees were approved and elected to serve on the Company’s Board of Directors. The second proposal to ratify the bylaw provisions for staggered terms of directors was not approved as a majority of the casted votes were against the proposal. The by-laws will be amended by the board of directors at its next meeting to change the director term to 1 year. Proposals 3 and 4 were approved by shareholders. Proposal 3 was an advisory vote on executive compensation, and Proposal 4 was the ratification of the appointment of Dixon Hughes Goodman as the independent registered public accounting firm.

The proposals below are described in greater detail in the Registrant’s definitive proxy statement for the Annual Meeting, filed with the SEC on March 31, 2017.

The voting results were as follows:

Proposal 1: Proposal to elect seven members of the Board of Directors for the terms indicated.

Directors Elected	Term	Shares Voted For	Shares Withheld	Shares Abstained	Broker Non-Votes
Ralph N. Strayhorn III	One-Year	2,308,675	45,789	0	1,203,762
Jim R. Watson	One-Year	2,309,598	44,866	0	1,203,762
Johnathan L. Rhyne, Jr.	Two-Year	2,306,121	48,343	0	1,203,762
Frederick P. Spach, Jr.	Two-Year	2,311,680	42,784	0	1,203,762
Bryan Elliott Beal	Three-Year	2,312,577	41,887	0	1,203,762
Scott C. Davis	Three-Year	2,306,495	47,969	0	1,203,762
Jerry L. Ocheltree	Three-Year	2,308,581	45,883	0	1,203,762

Proposal 2: Ratification of bylaw provisions for staggered terms for directors.

Shares Voted For	Shares Against	Shares Abstained	Broker Non-Votes
765,927	1,204,901	383,636	1,203,762

Proposal 3: Advisory vote on executive compensation.

Shares Voted For	Shares Against	Shares Abstained	Broker Non-Votes
2,242,501	87,648	24,315	1,203,762

Proposal 4: Ratification of the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the year ending December 31, 2017.

Shares Voted For	Shares Against	Shares Abstained	Broker Non-Votes
3,492,980	50,841	14,405	0

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carolina Trust BancShares, Inc.

By:	/s/ Edwin E. Laws
Name: Edwin E. Laws
Title: Chief Financial Officer
Date: May 5, 2017

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